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          Province of British Columbia Ministry of Energy, Mines
                    and Petroleum Resources
              RECORD OF 4 POST CLAIM - MINERAL TENURE ACT
MAP NO. 82F/14E                SECTION 23        RECORD NO 6472
        -----------                                        --------
MINING RECEIPT NO 1000003 RECORDED AT KASLO B.C. DATE OF RECORD September 29 90
                  -----------         -----------
DO NOT WRITE IN       /s/ J. James                              SLOCAN
THIS SHADED AREA -------------------------------      ------------------------
                         GOLD COMMISSIONER                MINING DIVISION
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APPLICATION     1.  John D. MacPherson            Agent for   Self
                    ------------------------                  ----------
TO RECORD           NAME OF LOCATOR                           NAME
                    RR 1 S 35 C 7
A                   ------------------------                  ----------
                    ADDRESS                                   ADDRESS
POST CLAIM          Castlegar  B.C.
                    ------------------------                  ----------
                    365-2578    VIN - 3H7
                    ------------------------                  ----------
                    TELEPHONE   POSTAL CODE                   TELEPHONE

                VALID SUBSISTING F.M.C. NO 289990  VALID SUSISTING FMC NO ----

                FMC CODE ------------------    FMC CODE ----------------------
               hereby apply for a record of a 4 post claim for the location as outlined on the attached copy of mineral titles reference map

               No. 82F/14E in the Slocan Mining Division.
                   -------        ------

A  ACCESS   Describe how you gained access to the location,
C           include references to roads, trails,
C           topographic features, permanent landmarks and
E           description of the legal post locationnm
S
S           on the junction of the two Flint Roads N.E. & S.W. side of valley - 2000 meters N. from Cork Province Mine 1600 meters
            NW of Junction of Carlyle & Keen Creek
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I have securely fastened the metal
identification tag embossed                    IDENTIFICATION POSTS NOT PLACED
"LEGAL CORNER POST" to the
legal corner post (or witness post*)
and impressed this information on the tag       were  2N & 2W
                                                      -------
----------------------------------------        because  Steep incline
      LEGAL CORNER POST                                  -------------

      TAG NO.  109Z62
              --------

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T    CLAIM NAME  FLINT GROUP
A                -------------
G    LOCATOR  JOHN MACPHERSON                    *If a witness post was
              ---------------                    placed for the legal
                                                 corner post
       FMC NO.  289990                           Bearing from witness post to
                ------                           true position of legal
I      AGENT FOR   SELF                          corner post is --------
N                --------                        degrees, at a distance of
F      FMC NO                                    --------- metres
O             -----------------                  Bearing from identification
R      DATE COMMENCED  SEPT 28/90                post to witness post -----
M                      ----------                degrees at a distance of
A      TIME  3:00 P.M.                           --------metres.
I            ---------
0      DATE COMPLETED  SEPT 29/90
N      TIME  3:00      ----------                NOTE:  Legal corner posts
             ----                               can be witnessed only if it
       NUMBER OF CLAIM UNITS                     was not possible to place
      N    3      S          E          W    3   any posts
      -------     -------    -------    -------
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                                                             PAID
                                                            $45.00
                                                        OCT  - 1  1990
A    I have complied with all the terms and conditions    9:48       R2
C    of the Mineral Tenure Act Regulation                GOVERNMENT AGENT
K    pertaining to the location of 4 post claims and        KASLO
N    have attached a plan of the location on             TRANS. # 1000003
O    which the positions of the legal corner post               ---------
W    and all corner posts (and witness and iden-        RECORDING STAMP
L    tification posts if applicable) are indicated
E
D
G
E
M
E
N
T
   /s/ John D. MacPherson
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      Signature of Locator